                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                  [X]
Filed by a Party other than the Registrant                               [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                      The Hartford Income Shares Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:
        ----------------------------------

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction :

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                                               December 16, 2002

                     THE HARTFORD INCOME SHARES FUND, INC.

Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. The meeting will take place on January 29, 2003 at 8:30 a.m. Eastern Time at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut.

     Additionally, we request that you complete the enclosed Proxy Card for the upcoming meeting. As explained in the enclosed Proxy Statement, the purpose of the meeting is to have you elect the Fund's board of directors and ratify the selection of Ernst & Young, LLP as independent public accountants for the Fund. The Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal.

     The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Proxy Card in the enclosed, addressed, postage-paid envelope. If you have any questions in connection with these materials please call us at 1-888-843-7824.

                                           Very truly yours,

                                           /s/ David M. Znamierowski
                                           David M. Znamierowski
                                           President

                     THE HARTFORD INCOME SHARES FUND, INC.
                        500 BIELENBERG DRIVE, WOODBURY,
                                MINNESOTA 55125
                      MAILING ADDRESS: P.O. BOX 64387, ST.
                             PAUL, MINNESOTA 55164

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

                         TO BE HELD ON JANUARY 29, 2003

     The annual meeting of the shareholders of The Hartford Income Shares Fund, Inc. (the "Company") will be held at the offices of Hartford Life Insurance Company ("Hartford Life"), 200 Hopmeadow Street, Simsbury, Connecticut, on Wednesday January 29, 2003, at 8:30 a.m. Eastern Time for the following purposes:

        1. TO SET THE NUMBER OF DIRECTORS AT EIGHT AND TO ELECT A BOARD OF DIRECTORS.

        2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF THE COMPANY OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2003.

        3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Shareholders of record on December 9, 2002, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                           KEVIN J. CARR
                                           Secretary

Dated: December 16, 2002

                     THE HARTFORD INCOME SHARES FUND, INC.
                500 BIELENBERG DRIVE, WOODBURY, MINNESOTA 55125
           MAILING ADDRESS: P.O. BOX 64387, ST. PAUL, MINNESOTA 55164

                                PROXY STATEMENT

                     ANNUAL MEETING OF THE SHAREHOLDERS --
                                JANUARY 29, 2003

     The enclosed proxy is solicited by the Board of Directors of The Hartford Income Shares Fund, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held January 29, 2003, and at any adjournment (rescheduling) of the meeting. The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company, and such mailing will take place on approximately December 16, 2002. Representatives of Hartford Administrative Services Company ("HASCO"), the dividend disbursement agent for the Company, and Hartford Life, without cost to the Company, may solicit proxies for the management of the Company by means of mail, telephone, or personal calls. The address of HASCO is that of the Company as provided above. Hartford Life, and Hartford Investment Financial Services, LLC, which serves as the Company's investment adviser, principal underwriter and administrator, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

     A proxy may be revoked by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxies that have been returned by shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposal 2 (ratification of independent public accountants). Abstentions and votes withheld with respect to the election of directors will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

     Only those shareholders owning shares as of the close of business on December 9, 2002 may vote at the meeting or any adjournments of the meeting. As of that date, there were issued and outstanding 12,945,765 common shares,

$.001 par value. Common shares represent the only class of securities of the Company. Each shareholder is entitled to one vote for each share held.

     If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

     A copy of the Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company at P.O. Box 64387, St. Paul, Minnesota 55164 or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.

                                SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company and on an aggregate basis in any registered investment companies overseen by the director within the Hartford Fund Family as a group, as of October 31, 2002.

                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                   SECURITIES IN ALL REGISTERED
                            DOLLAR RANGE OF       INVESTMENT COMPANIES OVERSEEN
                           EQUITY SECURITIES            BY DIRECTOR IN THE
BENEFICIAL OWNER             IN THE COMPANY           HARTFORD FUND FAMILY*
----------------          --------------------   --------------------------------
Winifred Ellen                    None                  Over $100,000
  Coleman...............
Dr. Robert M. Gavin.....          None                  Over $100,000
Duane E. Hill...........          None                       None
Phillip O. Peterson.....          None                       None
Millard Handley Pryor,            None                 $50,001-$100,000
  Jr. ..................
Thomas M. Marra.........          None                  Over $100,000
John Kelley Springer....          None                  $1.00-$10,000
Lowndes Andrew Smith....          None                  Over $100,000

---------------

* The Hartford Fund Family currently consists of two open-end investment companies and one closed-end investment company.

     As of October 31, 2002, all directors and officers as a group owned less than 1% of the outstanding shares of the Company. As of this date, no person, to the knowledge of Company management, owned beneficially more than 5% of the voting shares of the Company.

     As of the same date, none of the non-interested directors (or their immediate family members) had share ownership in securities of the Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Company (not including registered investment companies).

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     At the meeting, shareholders will be asked to elect the members of the Company's Board of Directors. The Bylaws of the Company provide that the shareholders have the power to set the number of directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). The Company's management recommends that the number of directors to be elected at the annual meeting be set at eight. Unless otherwise instructed, the proxies will vote in favor of a resolution to set the number of directors at eight.

     It is intended that the enclosed proxy will be voted for the election of the eight persons named below as directors unless such authority has been withheld in the proxy. All of the nominees currently serve as directors of the Company. The term of office of persons elected will be until the next annual meeting of the shareholders or until their successors are elected and shall qualify. Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is: c/o Secretary, The Hartford Income Shares Fund, Inc., 55 Farmington Avenue, Hartford, CT 06105.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                 COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED        DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------           -------------   ---------------   -------------------------  -------------   -------------
WINIFRED ELLEN
 COLEMAN(1)..........  Director         Since 2002       Ms. Coleman has served as       75             N/A
(age 70)                                                 President of Saint Joseph
                                                         College since 1991 and
                                                         President of Cashel
                                                         House, Ltd. (retail)
                                                         since 1985.

DR. ROBERT M.
 GAVIN(1)............  Director         Since 1986       Mr. Gavin is an                 75         Mr. Gavin is
(age 62)                                                 educational consultant.                    a Director of
                                                         Prior to September 1,                      Systems of
                                                         2001, he was President of                  Computer
                                                         Cranbrook Education                        Technology
                                                         Community; and prior to                    Corporation
                                                         July 1996, he was
                                                         President of Macalester
                                                         College, St. Paul,
                                                         Minnesota.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                 COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED        DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------           -------------   ---------------   -------------------------  -------------   -------------
DUANE E. HILL(1).....  Director         Since 2002       Mr. Hill is Partner             75             N/A
(age 57)                                                 Emeritus and a founding
                                                         partner of TSG Capital
                                                         Group, a private equity
                                                         investment firm that
                                                         serves as sponsor and
                                                         lead investor in
                                                         leveraged buyouts of
                                                         middle market companies.
                                                         Mr. Hill is also a
                                                         Partner of TSG Ventures
                                                         L.P., a private equity
                                                         investment company that
                                                         invests primarily in
                                                         minority-owned small
                                                         businesses.

PHILLIP O.
 PETERSON(1).........  Director         Since 2000       Mr. Peterson is a mutual        75             N/A
(age 58)                                                 fund industry consultant.
                                                         He was a Partner of KPMG
                                                         LLP, through June 1999.

MILLARD HANDLEY
 PRYOR, JR.(1).......
(age 69)               Director         Since 2002       Mr. Pryor has served as         75         Mr. Pryor is
                                                         Managing Director of                       a Director of
                                                         Pryor & Clark Company                      Infodata
                                                         (real estate investment),                  Systems, Inc.
                                                         Hartford, Connecticut,                     (software
                                                         since June, 1992.                          company) and
                                                                                                    CompuDyne
                                                                                                    Corporation
                                                                                                    (security
                                                                                                    products and
                                                                                                    services).

JOHN KELLEY
 SPRINGER(1).........  Director         Since 2002       Mr. Springer served as          75             N/A
(age 71)                                                 Chairman of Medspan, Inc.
                                                         (health maintenance
                                                         organization) until
                                                         March, 2002.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND            OTHER
                       POSITION HELD   TERM OF OFFICE*                                 COMPLEX      DIRECTORSHIPS
                         WITH THE       AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME AND AGE              COMPANY        TIME SERVED        DURING LAST 5 YEARS       DIRECTOR        DIRECTOR
------------           -------------   ---------------    -----------------------   -------------   -------------
THOMAS M. MARRA**....
(age 44)               Director         Since 2002       Mr. Marra is President          75         Mr. Marra is
                                                         and Chief Operating                        a director of
                                                         Officer of Hartford Life,                  The Hartford
                                                         Inc. ("Hartford Life").                    Financial
                                                         He is also a member of                     Services
                                                         the Board of Directors                     Group, Inc.
                                                         and a member of the
                                                         Office of the Chairman
                                                         for The Hartford, the
                                                         parent company of
                                                         Hartford Life. Mr. Marra
                                                         was named President of
                                                         Hartford Life in 2001 and
                                                         COO in 2000, and served
                                                         as Executive Vice
                                                         President and Director of
                                                         Hartford Life's
                                                         Investment Products
                                                         Division from 1998 to
                                                         2000. He was head of
                                                         Hartford Life's
                                                         Individual Life and
                                                         Annuities Division from
                                                         1994 to 1998 after being
                                                         promoted to Senior Vice
                                                         President in 1994 and to
                                                         Executive Vice President
                                                         in 1996. Mr. Marra is
                                                         also a Managing Member
                                                         and President of Hartford
                                                         Investment Financial
                                                         Services, LLC and HL
                                                         Investment Advisors LLC.

LOWNDES ANDREW
 SMITH**.............  Director         Since 2002       Mr. Smith served as Vice        75             N/A
(age 63)                                                 Chairman of Hartford
                                                         Financial Services Group,
                                                         Inc. from February 1997
                                                         to January 2002, as
                                                         President and Chief
                                                         Executive Officer of
                                                         Hartford Life from
                                                         February 1997 to January
                                                         2002, and as President
                                                         and Chief Operating
                                                         Officer of The Hartford
                                                         Life Insurance Companies
                                                         from January 1989 to
                                                         January 2002.

---------------

* Each director serves until his or her death, resignation, or retirement or until the next annual meeting of stockholders, if any, is held and his or her successor is elected and qualifies. Mr. Springer is expected to retire from the Board of Directors in May 2003.

** Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. Mr. Marra is an interested director of the Company due to the positions he holds with affiliates of the Company, including serving as Managing Member and President of HIFSCO. Mr. Smith is an interested director of the Company because he owns stock of the parent company of HIFSCO, the Company's investment adviser.

(1)  Member of the Audit Committee of the Board of Directors.

     The Company has an Audit Committee of the Board of Directors. The Audit Committee currently consists of all non-interested directors of the Company. Each member of the Audit Committee is considered to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee, which until July 16, 2002 was comprised of three directors, two of which after such time are not Board or Committee members, met two times during the fiscal year ended July 31, 2002.

     The functions performed by the Audit Committee, which are contained in the Audit Committee's written charter, are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

     The non-interested directors comprise the Nominating Committee of the Board of Directors. The Nominating Committee met one time during the fiscal year ended July 31, 2002. The function of the Nominating Committee is to screen and select candidates to the Board of Directors. Any recommendations for nominees should be directed to the Secretary of the Company, who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria. The Company does not have a standing compensation committee of the Board of Directors.

     During the Company's fiscal year ended July 31, 2002, there were nine meetings (of which five were telephonic) of the Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served. Historically, the Board of Directors has met four times per year; the greater number of meetings in the last fiscal year was largely due to the offer for sale and sale to Hartford Life of the Company's previous investment adviser.

     No compensation is paid by the Company to any director or officer who is an officer or employee of HIFSCO, HASCO, Hartford Life or any affiliated company. During the fiscal year ended July 31, 2002, the Company paid each director who is not affiliated with HIFSCO, HASCO or Hartford Life a quarterly fee of $300, a fee of $200 for each directors' meeting attended, and a fee of $75 per hour for committee and telephone meetings attended. The following table sets forth the compensation received by each director from the Company during the fiscal year ended July 31, 2002, as well as the total compensation received by each director from the Fund Complex (which includes the Company and the other Hartford Funds) during the calendar year ended December 31, 2001.

                                                                                                TOTAL
                                                         PENSION                            COMPENSATION
                                                        RETIREMENT         ESTIMATED      PAID TO DIRECTORS
                                     AGGREGATE       BENEFITS ACCRUED   ANNUAL BENEFITS    BY ALL FUNDS IN
NAME OF PERSON,                     COMPENSATION        AS PART OF           UPON         THE HARTFORD FUND
POSITION                          FROM THE COMPANY    FUND EXPENSES       RETIREMENT           FAMILY*
---------------                   ----------------   ----------------   ---------------   -----------------
Winifred Ellen Coleman(1).......        $  0                $0                $0               $74,000
Dr. Robert M. Gavin.............        $787                $0                $0               $44,250
Duane E. Hill(1)................        $  0                $0                $0               $13,000
Thomas M. Marra(2)..............        $  0                $0                $0               $     0
Phillip O. Peterson.............        $777                $0                $0               $44,750
Millard Handley Pryor, Jr.(1)...        $  0                $0                $0               $74,000
John Kelley Springer(1).........        $  0                $0                $0               $74,000
Lowndes Andrew Smith(1).........        $  0                $0                $0               $     0

---------------

* As of July 31, 2002, three registered investment companies in the Hartford Fund Family paid compensation to Messrs. Gavin and Peterson. As of July 31, 2002, 14 registered investment companies in the Hartford Fund Family paid compensation to Ms. Coleman and Messrs. Hill, Pryor and Springer.

(1) Each of these directors became Board members on July 16, 2002 and therefore did not attend or receive compensation for meetings held during the Company's 2002 fiscal year.

(2) Mr. Marra became a director on August 1, 2002.

     The Board of Directors recommends that shareholders set the number of directors at eight and vote in favor of the above nominees to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the meeting is required for the election of directors. This means that the eight nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote for the above eight nominees. All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                                  PROPOSAL TWO
                                RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or of its investment adviser. The 1940 Act provides that the selection be submitted for ratification or rejection by the shareholders.

     On August 1, 2002, Ernst & Young LLP was selected as independent accountants for the Company's current fiscal year; on that date, KPMG, LLP's engagement as independent accountants for the Company was terminated. The determination to retain Ernst & Young LLP and to terminate KPMG, LLP's engagement was made by the Board of Directors, upon the recommendation of the Company's Audit Committee. The action was not the result of any disagreement or difference of opinion between the Company or their management and KPMG, LLP, nor had there been any such disagreement or difference of opinion during the past two fiscal years of the Company. Each opinion expressed by KPMG, LLP on the financial statements of the Company during the last two fiscal years was unqualified. It is not expected that representatives of Ernst & Young LLP will be present at the meeting.

     The Board of Directors recommends that shareholders vote in favor of the ratification of Ernst & Young, LLP as the independent public accountants for the Company. The affirmative vote of a majority of the shares represented at the meeting, provided at least a quorum (more than 50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young, LLP as the Company's independent public accountants.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee recommends to the Company's Board of Directors the appointment of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report on the Company's financial statements. The Audit Committee's responsibility is to oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommends to the Board of Directors that, with respect to The Hartford Income Shares Fund, Inc., the audited financial statements for the Company's most recent fiscal year (July 31, 2002) be included in the Annual Report for The Hartford Income Shares Fund, Inc. for that fiscal year filed with the Securities and Exchange Commission.

                                           Members of the Audit Committee
                                           Winifred Ellen Coleman
                                           Dr. Robert M. Gavin
                                           Duane E. Hill
                                           Phillip O. Peterson
                                           Millard Handley Pryor, Jr.
                                           John Kelley Springer

FEES PAID TO KPMG

     AUDIT FEES. KPMG, LLP billed $20,000 to the Company for its most recently completed fiscal year for professional services rendered for the audit of the Company's financial statements.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG, LLP did not provide any financial information systems design and implementation services to the Company during its most recently ended fiscal year.

     ALL OTHER FEES. For the fiscal year ended July 31, 2002, KPMG, LLP billed other funds in the Fund Complex (or affiliates thereof) aggregate fees of $167,000 for other non-audit services. Such fees were primarily for tax services.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Information about each executive officer's position and term of office with the Company and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. Compensation paid to the executive officers of the Company is paid by Hartford Life or its affiliates. No executive officer receives any compensation from the Company.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
David M. Znamierowski
  (42)..................  President since 2001      President, Hartford
                                                    Investment Management
                                                    Company ("HIMCO") and
                                                    Senior Vice President and
                                                    Chief Investment Officer
                                                    for Hartford Life, Inc.
                                                    and Managing Member and
                                                    Senior Vice President of
                                                    Hartford Investment
                                                    Financial Services, LLC
                                                    ("HIFSCO") and HL
                                                    Investment Advisors, LLC
                                                    ("HL Advisors").
Robert W. Beltz, Jr.
  (53)..................  Vice President since      Vice President, Securities
                          1993                      Operations of HASCO.
Kevin J. Carr (48)......  Vice President since      Assistant General Counsel
                          2001, Secretary since     since 1999, Counsel since
                          2002, Assistant           November 1996 and
                          Secretary, 2001-2002      Associate Counsel since
                                                    November 1995 of The
                                                    Hartford.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
William H. Davison, Jr.
  (45)..................  Vice President since      Managing Director and
                          2002                      Director of Funds
                                                    Management Group of HIMCO.
Tamara L. Fagely (44)...  Treasurer since 1993 and  Vice President of HASCO
                          Vice President since      since 1998; prior to 1998,
                          1996                      Second Vice President of
                                                    HASCO.
Bruce Ferris (47).......  Vice President since      Vice President and a
                          2002                      director of sales and
                                                    marketing in the
                                                    Investment Products
                                                    Division of Hartford Life
                                                    Insurance Company.
George R. Jay (50)......  Vice President since      Secretary and Director,
                          2001                      Life and Equity Accounting
                                                    and Financial Control and
                                                    Assistant Vice President
                                                    of Hartford Life.
Ryan Johnson (42).......  Vice President since      Vice President and a
                          2002                      director of sales and
                                                    marketing in the
                                                    Investment Products
                                                    Division of Hartford Life
                                                    Insurance Company since
                                                    1999. Previously with
                                                    Guardian Insurance Company
                                                    in New York, New York.
Stephen T. Joyce (43)...  Vice President since      Senior Vice President of
                          2001                      Hartford Life since 1999;
                                                    Vice President (1997-
                                                    1999) and Assistant Vice
                                                    President (1994-1997) of
                                                    Hartford Life.

                                                    BUSINESS EXPERIENCE DURING
NAME AND (AGE)            POSITION/TERM OF OFFICE        PAST FIVE YEARS
--------------            ------------------------  --------------------------
David N. Levenson (36)..  Vice President since      Senior Vice President
                          2001                      since 2000 and Vice
                                                    President (1995-2000) of
                                                    Hartford Life; Vice
                                                    President, Fidelity
                                                    Investments (1994-1995).
John C. Walters (40)....  Vice President since      Executive Vice President
                          2001                      of Hartford Life (since
                                                    2000); previously
                                                    President (1996-2000) of
                                                    First Union Financial
                                                    Securities Group;
                                                    previously Director of
                                                    Sales (1994-1996) of Wheat
                                                    First Union.

                                 OTHER MATTERS

     Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on the Company records and other information, the Company believes that all SEC filing requirements applicable to its directors and officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to the Company's fiscal year ending July 31, 2002, were satisfied.

                             SHAREHOLDER PROPOSALS

     Proposals of Company shareholders intended to be presented at the fiscal 2003 annual shareholders' meeting must be received at the Company's offices by August 30, 2003, in order to be considered for inclusion in the Company's proxy statement and form of proxy for the 2003 annual meeting.

                                           Kevin J. Carr, Secretary

Dated: December 16, 2002

                      THE HARTFORD INCOME SHARES FUND, INC.

                     PROXY FOR ANNUAL SHAREHOLDERS' MEETING
                           TO BE HELD JANUARY 29, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Robert W. Beltz, Jr., Daniel E. Burton, Kevin J. Carr, Tamara L. Fagely and David M. Znamierowski and each of them with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of The Hartford Income Shares Fund, Inc. (the "Company") held by the undersigned on December 9, 2002, at the annual Shareholders' Meeting of the Company, to be held at the offices of Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut, on Wednesday, January 29, 2003 at 8:30 a.m. Eastern Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

      THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

Receipt of Notice of Annual Shareholders' Meeting and Proxy Statement is acknowledged by your execution of this proxy. Mark, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save the Company further solicitation expenses.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. KEEP THIS
                            PORTION FOR YOUR RECORDS.

THE HARTFORD INCOME SHARES FUND, INC.      DETACH AND RETURN THIS PORTION ONLY.

VOTE ON DIRECTORS

 FOR    OR       WITH-       OR        FOR       1. TO SET THE NUMBER OF DIRECTORS AT EIGHT AND TO ELECT THE FOLLOWING
 ALL            HOLD ALL               ALL        NOMINEES: 01) W.E. COLEMAN, 02) R.M. GAVIN, 03) D.E. HILL, 04) P.O.
                                      EXCEPT      PETERSON, 05) M.H. PRYOR, JR., 06) T.M. MARRA, 07) J.K. SPRINGER, 08)
                                                  L.A. SMITH. TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND
                  [ ]                             WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.
  [ ]
                                       [ ]

  [ ]             [ ]                  [ ]       2. PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
  FOR           AGAINST               ABSTAIN    INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                         (Please sign name(s)    (If there are            (Date)
                         exactly as registered)  co-owners, both should
                                                         sign)